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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 05, 1998
                                                  -----------------

                            ECC International Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


       001-8988                                         23-1714658
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(Commission File Number)                    (I.R.S. Employer Identification No.)


2001 W. Oak Ridge Road
Orlando, FL                                             32809-3803
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(Address of Principal Executive Offices)                (Zip Code)


                                 (407) 859-7410
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  OTHER EVENTS.

         ECC International Corp. (the "Company") filed this current report on Form 8-K for the purpose of announcing the departure on December 5, 1998, of Ajit W. Hirani from his position as Vice President, General Manager of Training Systems, and his resignation from the Board of Directors of the Company to pursue other interests.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 1998                      ECC INTERNATIONAL CORP.
                                             -----------------------
                                                   (Registrant)


                                             By: /s/ James C. Garrett
                                                 -----------------------
                                                 James C. Garrett
                                                 President and
                                                 Chief Executive Officer